SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 6, 2002

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                                   KROLL INC.
             (Exact name of registrant as specified in its charter)



           Delaware                     000-21629               31-1470817
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation or organization)                             identification no.)


       900 Third Avenue
         New York, NY                                             10022
    (Address of principal                                       (Zip code)
      executive offices)

Registrant's telephone number, including area code: (212) 593-1000

Item 5.     Other Events

      As reported on September 5, 2002, Kroll Inc. (the "Company") acquired all of the equity of Zolfo Cooper Holdings, Inc. and Zolfo Cooper, LLC and their subsidiaries (the "Acquisition"). In a conference call (the "Conference Call") held by the Company on September 6, 2002 to discuss the Acquisition, the written information filed as Exhibit 1 to this Current Report on Form 8-K was presented.

Exhibits

99.1    Slide Presentation for September 6, 2002 Conference Call




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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              KROLL INC.


                              By: /s/ Sabrina H. Perel
                                 -------------------------------
                              Name:  Sabrina H. Perel
                              Title: Vice President, General Counsel
                                     and Secretary


Date:  September 6, 2002



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